SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MAXIM SERIES FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of Each class of securities to which transaction applies:
__________________________________________________________

(2) Aggregate number of securities to which transaction applies:
__________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________

(4) Proposed maximum aggregate value of transaction:
__________________________________________________________

(5) Total fee paid:
__________________________________________________________

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
__________________________________________________________
(2) Form, Schedule or Registration No.:
__________________________________________________________
(3) Filing Party:
__________________________________________________________
(4) Date Filed:
__________________________________________________________

Maxim Series Fund, Inc.

Maxim Growth Index Portfolio and Maxim Value Index Portfolio

Telephone Solicitation Script

Hi, my name is                                              and this is a courtesy call from ADP. I am a proxy representative on behalf of Maxim Growth Index Portfolio/Maxim Value Index Portfolio. Is (shareholder/participant name) available?

When correct shareholder/participant comes on the line:

Hi Mr./Ms.                                     , my name is                                                  and I am calling from ADP since you are a shareholder of (or a participant that has allocated contract values to) Maxim Growth Index Portfolio/Maxim Value Index Portfolio. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for June 26, 2006. Have you received this material? The special meeting of Shareholders scheduled for June 26, 2006 has been adjourned until July 12, 2006.

If the shareholder/participant answers:

Hi Mr./Ms.                                     , I am calling from ADP because you are a shareholder of (or a participant that has allocated contract values to) Maxim Growth Index Portfolio/Maxim Value Index Portfolio. Recently you were mailed proxy material for the upcoming special meeting of Shareholders scheduled for June 26, 2006.

Have you received this material? The special meeting of Shareholders scheduled for June 26, 2006 has been adjourned until July 12, 2006.

If Not Received:

I can resend the voting material to you. You should receive it with in 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may vote by mail by completing the card, signing and dating it and then mailing it back in the prepaid envelope, use the automated phone system, the number is 1-888-221-0697 or vote online at www.proxyweb.com. You may also call us directly at 1-888-889-4423 or if you would like we can schedule a call back for a later date.

IF NO (regarding re-mailing):

Mr./Ms.                                            may I please verify your mailing address so I may send you another copy of this material?

Verify address and make any changes.

The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

Mr./Ms.                                            would you like me to schedule a call back in a few days after you have had a chance to review the material? We will give you a call within a week once you have had time to review the material. Thank you for your time and have a great day/evening.

If Received:

Have you had a chance to review the material and are there any questions I can answer for you?

If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

If Shares were sold After Record Date:

Since you were a shareholder on the date of record, which was March 31, 2006 you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES HOUSEHOLD:

The process will only take a few moments.

1.	I will introduce myself again and give the date and time.
2.	I will then ask your permission to record your vote.
3.	At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

May I take your vote now?

Thank you, for your protection this phone call will be recorded.

My name is                                                   from ADP on behalf of Maxim Growth Index Portfolio/Maxim Value Index Portfolio

Today’s date is                                   and the time is                         E.T.

Mr./Ms.                                     do I have your permission to record your vote?

For the record, would you please state your full name and full mailing address?

The Board of Directors has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board’s recommendation for each of your accounts?

IF YES CORPORATE:

This process will only take a few moments.

1.	I will introduce myself again and give the date and time.
2.	I will ask your permission to record your vote.
3.	Then I will ask you to verify your full name and your company’s full mailing address, city, state, and zip code.
4.	Finally I will ask you to confirm that you are authorized to vote on this account.

May I take your vote now?

Thank you, for your protection this phone call will be recorded.

My name is                                                   from ADP on behalf of Maxim Growth Index Portfolio/Maxim Value Index Portfolio

Today is                                   and the time is                         E.T.

Mr./Ms.                                     do I have your permission to record your vote?

For the record, would you please state your full name and company mailing address?

Are you authorized to vote these shares?

The Board of Directors has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board’s recommendation for each of your accounts?

For Favorable Vote:

Mr./Ms.                                            I have recorded your vote as follows, for all of your Maxim Growth Index Portfolio/Maxim Value Index Portfolio accounts you are voting the Board’s recommendation in favor of the proposal as set forth in the proxy materials you received, is that correct?

For Non-Favorable Vote:

Mr./Ms.                                            I have recorded your vote as follows, for all of your Maxim Growth Index Portfolio/Maxim Value Index Portfolio accounts you are voting against the proposal as set forth in the proxy materials you received, is that correct?

For Abstentions:

Mr./Ms.                                            I have recorded your vote as follows, for all of your Maxim Growth Index Portfolio/Maxim Value Index Portfolio accounts you are abstaining on the proposal as set forth in the proxy materials you received, is that correct?

Record all votes as shareholder requests and confirm by reading back their choices.

Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-888-889-4423 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00 PM ET on Tuesday, July 11, 2006. Thank you very much for your participation and have a great day/evening.

If Not Interested:

Sorry for the inconvenience today. Please be aware that as a shareholder/participant, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-888-221-0697 or on the Internet at www.proxyweb.com. The only thing you will need is the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES:

Thank you very much Sir/Madame, we will give you a call back at your convenience on                                            at                          o’clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-888-889-4423. Thank you for your time and have a great day/evening.

IF NO:

Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-888-889-4423 or an automated system at 1-888-221-0697 You can also go on the Internet and vote there at www.proxyweb.com. Please understand that you have the opportunity to vote on this important proposal. Thank you for your time and participation today and have a good day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of Maxim Growth Index Portfolio/Maxim Value Index Portfolio, with which you are a shareholder or have allocated contract values. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for June 26, 2006. The special meeting of Shareholders scheduled for June 26, 2006 has been adjourned until July 12, 2006.

Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-888-889-4423 to answer any questions you may have and also to cast your vote directly over the phone.

Thank you in advance for your time and have a great day/evening.

INBOUND - CLOSED RECORDING

Thank you for calling the Maxim Growth Index Portfolio/Maxim Value Index Portfolio meeting line. Our offices are now closed. Please call us back during our normal business hours – which are, Monday through Friday, 9:30AM – 9:00PM and Saturday 10:00AM – 6:00PM ET. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Maxim Growth Index Portfolio/Maxim Value Index Portfolio meeting line. All of our representatives are currently assisting other shareholders/participants. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the Maxim Growth Index Portfolio/Maxim Value Index Portfolio Proxy Client Service Center. The Shareholder meeting scheduled for June 26, 2006 and adjourned until July 12, 2006 was held successfully and all proposals were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your

Maxim Growth Index Portfolio/Maxim Value Index Portfolio, please contact your Financial Advisor or call

Maxim Series Fund, Inc. Thank you for investing with Maxim Growth Index Portfolio/Maxim Value Index Portfolio."

(The Closed, Call in Queue and End of Campaign messages can be scripted accordingly based on proposal outcome and customization as requested by the client)